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                     SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

                             February 5, 1997


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               Date of Report (Date of earliest event reported)





                             BLYTH HOLDINGS INC.
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          (Exact name of Registrant as specified in its charter)


                                  Delaware
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                (State or other jurisdiction of incorporation)


             0-16449                                  94-3046892
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      (Commission File No.)               (IRS Employer Identification Number)



                          989 East Hillsdale Boulevard
                             Foster City, CA  94404
                                 (415) 571-0222
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                    (Address of Principal Executive Offices)


                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5.        OTHER EVENTS
               ------------

     On February 5, 1997, Blyth Holdings, Inc. (the "Company") announced in a press release that Tim Negris, previously Executive Vice President of Marketing and Development, had become the Company's President and Chief Executive Officer and that Richard J. Hanschen, previously a member of the Board of Directors, had become Chairman of the Board. Mr. Negris has also been elected to the Board of Directors. Michael J. Minor has stepped down as CEO and Chairman and Stephen R. Lorentzen resigned his position as President and Chief Operating Officer.

     The Company has also hired Bob West as Vice President and General Manager of Communications and Pat McEntee as Vice President of Marketing.

     A copy of the press release issued by the Company is filed herewith as
Exhibit 99.1 and is incorporated by reference herein.



Item 7.        FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

     (c)  EXHIBITS
          --------

          99.1 Press Release date February 5, 1997.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BLYTH HOLDINGS INC.



                                       By: /s/ TIMOTHY NEGRIS
                                          -------------------------------
                                            Timothy Negris, President and
                                            Chief Executive Officer

                                       Dated:  February 7, 1997